Exhibit 10.16.28+
HERE CONFIDENTIAL

FIRST AMENDMENT TO TERRITORY LICENSE NO. 9
This First Amendment (“First Amendment”) to the Territory License No. 9, effective February 1, 2014 (“TL 9”), to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the date of latest signature below (“Amendment Effective Date”). The Agreement and TL 9 is hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this First Amendment shall have the meanings set forth in the Agreement.
WHEREAS, the Parties desire to amend certain terms of the Agreement;
NOW THEREFORE, the Parties agree to amend certain provisions of the Agreement with this First Amendment as follows:

1.	Licensed Use. The last sentence under Section IV(C) of TL 9 (“Notwithstanding the foregoing, the Data may not be distributed to any [*****], including [*****]”) is hereby amended to add the following:
“For sake of clarity, the foregoing restriction shall not restrict [*****] of a [*****], including [*****], from using the Data in permitted Applications [*****] for [*****] use.”

2.	HERE Marks and Legends. Section VII of TL 9 is hereby amended to add the following new section VII(E):
“E.    HERE Marks and Legends. Client shall include HERE Marks and the applicable HERE copyright notice (as specified in the HERE 3rd Party Brand Guidelines) and third party copyright and similar notices and legends (as specified in the Agreement, the HERE 3rd Party Brand Guidelines and/or otherwise HERE) in the Portable Consumer Device-Based Map and Route Application and/or owner’s manual, or such other placement of the HERE Marks & Legends as may be mutually agreed by the parties, but in all cases subject to [*****] requirements.”

3.	Exhibit A (Definitions). The following definitions under Exhibit A of TL 9 are amended as follows:

A.	The definition of "Destination/Waypoint Delivery" is hereby amended to include [*****] in addition to latitude/longitude coordinates for delivery of such Destination/Waypoint as defined therein.

B.	Subsection (iv) of the definition of “Excluded Applications” is hereby amended to add “except for personal use by an End User in a rental vehicle” after “other rental situations”.

C.
Subsection (iv) of the definition of “Map & Route Only Functionality” is hereby deleted in its entirety and replaced with the following: “(iv) display of [*****] (including [*****] and other [*****] data and information) and [*****] on a HERE map or along any portion of the Route;”.

D.
The reference to “POIs” under subsection (vii) of the definition of “Map & Route Only Functionality” is hereby amended to state “[*****].” In addition, subsection (vii) is amended to include “[*****]” to the list of third party data layers.

E.	The definition of “Map & Route Only Functionality” is hereby amended to add the following restrictions:

•
Notwithstanding anything to the contrary herein, with respect to Destination/Waypoint Delivery, Client may not send a Destination/Waypoint and any other Destination/Waypoint details (other than latitude/longitude coordinates and [*****]) to other [*****] that do not use [*****] data.

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[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 1 to TL 9 [Telenav, Inc.][NA VEH PR-010645][ 5-13-14 lee]    Page 1 of 2

Exhibit 10.16.28+
HERE CONFIDENTIAL

•
Notwithstanding anything to the contrary herein, with respect to Destination/Waypoint Delivery, Client may not send the [*****] of a Destination/Waypoint to [*****] applications that do not use [*****] data.

4.	Exhibit B (End User Terms). The “Restrictions” provision under Exhibit B of TL 9 is hereby deleted in its entirety and replaced with the following:
“Restrictions. Except where you have been specifically licensed to do so by Telenav, and without limiting the preceding paragraph, you may not use this Data (a) with any products, systems, or applications installed or otherwise connected to or in communication with vehicles, capable of vehicle navigation, positioning, dispatch, real time route guidance, fleet management or similar applications; or (b) with or in communication with any positioning devices or any mobile or wireless-connected electronic or computer devices, including without limitation cellular phones, palmtop and handheld computers, pagers, and personal digital assistants or PDAs.”

5.	“EXHIBIT E – SERVICE LEVEL AGREEMENT FOR HERE TRAFFIC (ML)” is hereby renamed “EXHIBIT F – SERVICE LEVEL AGREEMENT FOR HERE TRAFFIC (ML)”.

6.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their authorized representatives as of the Amendment Effective Date.

HERE NORTH AMERICA, LLC By: /s/ Stephen W. Kelley Name: Stephen W. Kelley Title: Director, Legal and Intellectual Property Date: 6/12/2014	TELENAV, INC. By: /s/ Michael Strambi Name: Michael Strambi Title: CFO Date: 3/14/2014

HERE NORTH AMERICA, LLC By: /s/ Gregory Drescher Name: Gregory Drescher Title: Senior Counsel, Legal and IP Date: 6/12/2014

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 1 to TL 9 [Telenav, Inc.][NA VEH PR-010645][ 5-13-14 lee]    Page 2 of 2